Summary Prospectus

February 28, 2015

Institutional Emerging Markets Portfolio Class I HLMEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.hardingloevnerfunds.com/literature-forms-for-investing.html. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2015, and as each may be supplemented thereafter, are incorporated into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Institutional Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Portfolio’s Class I shares.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.14%
Distribution (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.31%
Fee Waiver and/or Expense Reimbursement[1]	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.30%
[1]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Class I shares for their other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.30% through February 29, 2016.

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Example:  This example is intended to help you compare the cost of investing in the Portfolio’s Class I shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio’s Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Class I’s operating expenses remain the same, except that the example assumes that the fee waiver and expense reimbursement pertains only through February 29, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$414	$717	$1,578

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in companies that are based in emerging and frontier markets. Emerging and frontier markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry and currency. The Portfolio normally holds investments across at least 15 countries. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Emerging and frontier markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth.

Factors bearing on whether a company is considered to be “based” in an emerging or frontier market may include: (1) it is legally domiciled in an emerging or frontier market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in an emerging or frontier market; or (3) it has the principal exchange listing for its securities in an emerging or frontier market.

The Portfolio will invest broadly in equity and debt securities of companies domiciled in one of at least 15 countries with emerging or frontier markets, generally considered to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,

Institutional Emerging Markets Portfolio

Class I  HLMEX

Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio invests at least 65% of its total assets in common stocks, preferred stocks, rights and warrants issued by companies that are based in emerging or frontier markets, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging and frontier markets securities, and investment companies that invest in the types of securities in which the Portfolio would normally invest. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice.

Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

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Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

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Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

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Emerging and Frontier Market Risk:  Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

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Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

¡	NAV Risk: The net asset value of the Portfolio and the value of your investment will fluctuate.

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Financial Services Sector Risk:  To the extent the Portfolio invests in securities and other obligations of issuers in the financial services sector, the Portfolio will be vulnerable to events affecting companies in the financial services industry. Examples of risks affecting the financial services sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

Portfolio Performance

The following bar chart shows how the Portfolio’s Class I shares investment results have varied from year to year. The table that follows shows how the Portfolio’s Class I shares average annual total returns compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Portfolio’s Class I shares have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

Summary Prospectus

February 28, 2015

The best calendar quarter return during the period shown above was 33.22% in the second quarter of 2009; the worst was -28.41% in the fourth quarter of 2008.

Average Annual Total Returns
(for the periods ended December 31, 2014)
	1-Year	5-Year	Inception 10/17/2005
Institutional Emerging Markets Portfolio - Class I
Return Before Taxes	-1.87%	4.69%	7.68%
Return After Taxes on Distributions[1]	-1.95%	4.58%	7.51%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	-0.84%	3.71%	6.35%
MSCI Emerging Markets (net) Index (reflects no deduction for fees, expenses, or U.S. taxes)	-2.20%	1.76%	7.27%
[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The return after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s other returns due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Management

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

G. Rusty Johnson, Craig Shaw, Pradipta Chakrabortty, Scott Crawshaw and Richard Schmidt serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Mr. Johnson has held his position since the Portfolio’s inception in October 2005, Mr. Shaw has held his position since December 2006, Mr. Chakrabortty has held his position since January 2015, Mr. Crawshaw has held his position since June 2014 and Mr. Schmidt has held his position since December 2011. Messrs. Johnson and Shaw are the lead portfolio managers.

Purchase and Sale of Portfolio Shares

The minimum initial investment in Class I of the Portfolio is $500,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

www.hardingloevnerfunds.com